SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 26, 1999


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF MARCH 1, 1999, PROVIDING FOR THE ISSUANCE OF
                FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-NC2)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

- -----------------------------------------------------------------------------

           Delaware               333-72647                  13-3439681
           --------               ---------                  ----------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)           Identification Number)

     390 Greenwich Street, Fourth Floor
     New York, New York                                          10013
     ------------------                                          -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 723-6391
                                                     --------------
Item 5.  Other Events
         ------------------------------------

	On April 26, 1999 a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated April 26, 1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

            F. Item 5: Other Information - Form 10-Q, Part II -
            	Items 1,2,4,5 if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

1. Monthly Distribution Report dated April 26, 1999.

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-NC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:              04/26/99


               Beginning                                          Ending
               Certificate                                        Certificate
ClassCusip     Balance(1)    Principal   Interest      Losses     Balance
A    79548KM47 207,223,000.00 897,324.59    820,408.81       0.00 206,325,675.41
M-1  79548KM54 19,063,000.00        0.00     81,762.40       0.00 19,063,000.00
M-2  79548KM62 11,022,000.00        0.00     51,489.96       0.00 11,022,000.00
M-3  79548KM70  9,726,000.00        0.00     59,732.84       0.00  9,726,000.00
CE   N/A       12,320,076.66        0.00    933,053.79       0.00 12,320,076.66
P    N/A              100.00        0.00     11,779.23       0.00        100.00
R-IIIN/A                0.00        0.00          0.00       0.00          0.00
Total          259,354,176.66 897,324.59  1,958,227.03       0.00 258,456,852.07





           AMOUNTS PER $1,000 UNIT

                                         Ending                   Current
                                         Certificate              Pass-Through
ClassPrincipal Interest      Total       Balance       Losses     Interest Rate
A     4.330236      3.959063    8.289299    995.669764   0.000000       5.27875%
M-1   0.000000      4.289063    4.289063   1000.000000   0.000000       5.71875%
M-2   0.000000      4.671562    4.671562   1000.000000   0.000000       6.22875%
M-3   0.000000      6.141563    6.141563   1000.000000   0.000000       8.18875%
CE    0.000000     75.734414   75.734414   1000.000000   0.000000       4.31713%
P     0.000000    117792.300  117792.300   1000.000000   0.000000 NA


Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                                         108,033.93
ADMINISTRATION  FEES                                                   2,701.61

Section 4.02 (iv.)
P&I ADVANCES                 Total Advances                           12,603.79
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determiniation Date.

Section 4.02 (v.)
BALANCES AS OF:                    Apr-99
Stated Principal Balance of Mortgage Loans                        258,456,852.07
Stated Principal Balance of REO Properties                                 0.00


Section 4.02 (vi.)
MORTGAGE LOAN
  CHARACTERISTICS                        Beginning                Ending
Number of Loans                               2,239.00                 2,232.00
Aggregate Prin Bal as of the Due Date    259,354,176.66           258,456,852.07

Weighted Average Remaining Term to Maturity                              356.21
Beginning Weighted Average Mortgage Rate                               9.51848%
Number of Subsequent Loans                                                 0.00
Balance of Subsequent Loans                                                0.00


Section 4.02 (vii.)                      Unpaid Prin              Stated Prin
DELINQUENCY INFORMATION      Number      Balance                  Balance
30-59 days delinquent              24  2,905,998.89             2,904,921.97
60-89 days delinquent               1    130,373.65               130,330.73
90 or more days delinquent          0          0.00                     0.00
Foreclosures                        0          0.00                     0.00
Bankruptcies                        5    828,593.34               828,195.53
*Note:  In accordance with the Master Servicer, the Delinquency
          Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
                             Unpaid Prin                          Stated Prin
     Loan Number             Balance                              Balance



Section 4.02 (ix.)
REO BOOK VALUES
Total Book Value of REO Properties:                                        0.00

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
Aggregate Amount of Principal Prepayments - Curtailments              11,708.94
                                        Payments in Full             750,513.68
                                                                     762,222.62

Prepayment Charges                                                    11,779.23
REO Principal Amortization                                                 0.00

Section 4.02 (xi.)
REALIZED LOSSES
Realized Losses that were incurred during the related Prepayment Period
Total Realized Losses                                                      0.00
Which Include:
Bankruptcy Losses                                                          0.00

Cumulative Realized Losses                                                 0.00

(1) As of reporting period, the servicer has not yet determined the loss classification.

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reduction of the             0.00
Available Distribution Amount:

Section 4.02 (xiv.)
CERTIFICATE FACTOR
                                                                  Certificate
                                                                  Factor
                                         Class A                     0.99566976
                                         Class M-1                   1.00000000
                                         Class M-2                   1.00000000
                                         Class M-3                   1.00000000
                                         Class CE                    0.99654016

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS
                                         Reduction from the Allocation of:
                             Interest
               Interest      Carry                     Prepay     Relief Act
               Distribution   Forward    Realized      Interest   Interest
               Amount        Amount      Losses        Shortfalls Shortfalls
     A            820,408.81        0.00          0.00       0.00          0.00
     M-1           81,762.40        0.00          0.00       0.00          0.00
     M-2           51,489.96        0.00          0.00       0.00          0.00
     M-3           59,732.84        0.00          0.00       0.00          0.00
     CE           933,053.79 NA                   0.00       0.00          0.00
     TOTAL      1,946,447.80        0.00          0.00       0.00          0.00

Section 4.02 (xvi.)
AGGREGATE  UNPAID  ALLOCATED  REALIZED  LOSS  AMOUNT
                                                       Aggregate
                                                       Unpaid Amounts
                                         Class M-1           0.00
                                         Class M-2           0.00
                                         Class M-3           0.00

Section 4.02 (xvii.)
PREPAYMENT INTEREST
  SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servicer:                0.00

Section 4.02 (xviii.)
Relief Act Interest Shortfall                                              0.00

Section 4.02 (xix.)
Required Overcollateralized Amount                                12,320,076.66
Credit Enhancement Percentage                                          20.17013%

Section 4.02 (xx.)
Overcollateralization Increase Amount                                      0.00

Section 4.02 (xxi.)
Overcollateralization Reduction Amount                                     0.00

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                                         933,053.79

Delinquency Percentage                                                  .37087%

Stepdown Date Occurrence                                          NO
Trigger Event Occurrence                                          NO





	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

				SALOMON BROTHERS MORTGAGE
				SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				U.S. Bank National Association


Dated: 	April 30, 1999